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                                                                     EXHIBIT 1.2


                   FORM OF INTERNATIONAL UNDERWRITING AGRMT

                               1,440,000 Shares

                                TELEGROUP, INC.

                                 Common Stock

                                    FORM OF

                     INTERNATIONAL UNDERWRITING AGREEMENT

                                 June   , 1997


SMITH BARNEY INC.
ALEX. BROWN & SONS INCORPORATED
COWEN & COMPANY

     As Lead Managers for the Several Managers

c/o SMITH BARNEY INC.
     388 Greenwich Street
     New York, New York 10013

Dear Sirs:

          Telegroup, Inc., an Iowa corporation (the "Company"), proposes to issue and sell an aggregate of 1,440,000 shares of its common stock, no par value per share (the "Firm Shares") to the several Underwriters named in
Schedule I hereto (the "Managers") for whom Smith Barney Inc., Alex. Brown & Sons Incorporated and Cowen & Company are acting as representatives (the "Lead Managers"). In addition, solely for the purpose of covering over-allotments, the persons named in Schedule II hereto (the "Selling Shareholders") propose to sell to the Managers, upon the terms and conditions set forth in Section 2 hereof, up to an additional 216,000 shares (the "Additional Shares") of common stock of the Company. The Company and the Selling Shareholders are hereinafter sometimes referred to as the "Sellers." The Additional Shares to be sold by Greenwich Street Capital Partners, L.P., Greenwich Street Capital Offshore Fund, Ltd., TRV Employees Fund, L.P., The Travelers Insurance Company and The Travelers Life and Annuity Company (collectively the "Greenwich Street Affiliates"), are issuable upon exercise of warrants to purchase common stock of the Company (the "Warrants"). Each Warrant entitles the holder thereof to purchase ______ shares of Common Stock (as defined herein) at an exercise price of $0.01 per share. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The Company's common stock, no par value per share, including the Shares and the U.S. Shares (as defined herein), is hereinafter referred to as the "Common Stock."
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          It is understood that the Company and the Selling Shareholders are concurrently entering into a U.S. Underwriting Agreement, dated the date hereof (the "U.S. Underwriting Agreement"), providing for the sale of 5,760,000 shares of the Common Stock (the "Firm U.S. Shares"), plus an option granted by certain of the Selling Shareholders to purchase up to an additional 864,000 shares of Common Stock (the "Additional U.S. Shares") solely for the purpose of covering over-allotments) through arrangements with certain underwriters in the United States and Canada (the "U.S. Underwriters"), for whom Smith Barney Inc., Alex. Brown & Sons Incorporated and Cowen & Company are acting as representatives (the "Representatives"). All shares of Common Stock proposed to be offered to U.S. Underwriters pursuant to the U.S. Underwriting Agreement, including the Firm U.S. Shares and the Additional U.S. Shares, are herein referred to as the "U.S. Shares"; the U.S. Shares and the Shares, collectively, are herein referred to as the "Underwritten Shares."

          The Company and the Selling Shareholders also understand that the Lead Managers and the Representatives have entered into an agreement (the "Agreement Between U.S. Underwriters and Managers") contemplating the coordination of certain transactions between the Managers and the U.S. Underwriters and that, pursuant thereto and subject to the conditions set forth therein, the Managers may purchase from U.S. Underwriters a portion of the U.S. Shares or sell to the Managers a portion of the Shares. The Company and the Selling Shareholders understand that any such purchases and sales between the Managers and the U.S. Underwriters shall be governed by the Agreement Between U.S. Underwriters and Managers and shall not be governed by the terms of this Agreement or the U.S. Underwriting Agreement.

          The Company and the Selling Shareholders wish to confirm as follows their respective agreements with you and the other several Managers on whose behalf you are acting, in connection with the several purchases of the Shares by the Underwriters.

     1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-1, including prospectuses subject to completion, relating to the Underwritten Shares. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective, and as thereafter amended by post-effective amendment. The term "Prospectuses" as used in this Agreement means the prospectuses in the forms included in the Registration Statement, or, if the prospectuses included in the Registration Statement omit information in reliance on Rule 430A under the Act and such information is included in prospectuses filed with the Commission

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pursuant to Rule 424(b) under the Act, the term "Prospectuses" as used in this
Agreement means the prospectuses in the forms included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectuses filed with the Commission pursuant to Rule 424(b). The term "Prepricing Prospectuses" as used in this Agreement means the prospectuses subject to completion in the forms included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission, and as such prospectuses shall have been amended from time to time prior to the date of the Prospectuses.

     It is understood that two forms of Prepricing Prospectus and two forms of Prospectus are to be used in connection with the offering and sale of the Underwritten Shares: a Prepricing Prospectus and a Prospectus relating to the U.S. Shares that are to be offered and sold in the United States (as defined herein) or Canada (as defined herein) to U.S. or Canadian Persons (the "U.S. Prepricing Prospectus" and the "U.S. Prospectus," respectively), and a Prepricing Prospectus and a Prospectus relating to the Shares which are to be offered and sold outside the United States or Canada to persons other than U.S. or Canadian Persons (the "International Prepricing Prospectus" and the "International Prospectus," respectively). The U.S. Prospectus and the International Prospectus are herein collectively called the "Prospectuses," and the U.S. Prepricing Prospectus and the International Prepricing Prospectus are herein called the "Prepricing Prospectuses." For purposes of this Agreement, "Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations of the Commission thereunder; "U.S. or Canadian Person" means any resident or national of the United States or Canada, any corporation, partnership or other entity created or organized in or under the laws of the United States or Canada or any estate or trust the income of which is subject to United States or Canadian income taxation regardless of the source of its income (other than the foreign branch of any U.S. or Canadian Person), and includes any United States or Canadian branch of a person other than a U.S. or Canadian Person; "United States" means the United States of America (including the states thereof and the District of Columbia) and its territories, its possessions and other areas subject to its jurisdiction; and "Canada" means Canada and its territories, its possessions and other areas subject to its jurisdiction.
the U.S. Prepricing Prospectus and the International Prepricing Prospectus are herein called the "Prepricing Prospectuses." For purposes of this Agreement, "Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations of the Commission thereunder; "U.S. or Canadian Person" means any resident or national of the United States or Canada, any corporation, partnership or other entity created or organized in or under the laws of the United States or Canada or any estate or trust the income of which is subject to United States or Canadian income taxation regardless of the source of its income (other than the foreign branch of any U.S. or Canadian Person), and includes any United States or Canadian branch of a person other than a U.S. or Canadian Person; "United States" means the United States of America (including the states thereof and the District of Columbia) and its territories, its possessions and other areas subject to its jurisdiction; and "Canada" means Canada and its territories, its possessions and other areas subject to its jurisdiction.

     2. AGREEMENTS TO SELL AND PURCHASE. Upon the basis of the representations, warranties and agreements contained herein and subject to all the terms and conditions set forth herein, and to such adjustments as you may determine to avoid fractional shares, the Company hereby agrees, to issue and sell to each Manager and each Manager agrees, severally and not jointly, to purchase from the Company, at a purchase price of $ ______ per share (the "purchase price per share"), the number of Firm Shares that bears the same proportion to the aggregate number of Firm Shares to be

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issued and sold by the Company as the number of Firm Shares set forth opposite the name of such Manager in Schedule I hereto (or such number of Firm Shares increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Shares to be sold by the Company.

     Upon the basis of the representations, warranties and agreements contained herein and subject to all the terms and conditions set forth herein, the Selling Shareholders listed in Schedule II hereto agree to sell to the Managers, and the Managers shall have the right to purchase from such Selling Shareholders listed in Schedule II hereto, at the purchase price per share, pursuant to an option (the "over-allotment option") which may be exercised prior to 5:00 p.m., New York City time, on the 30th day after the date of the International Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to an aggregate of 216,000 Additional Shares from the Selling Shareholders listed in Schedule II hereto (the maximum number of Additional Shares that each of them agrees to sell upon the exercise by the Managers of the over-allotment option is set forth opposite their respective names in Schedule II). The number of Additional Shares that the Managers elect to purchase upon any exercise of the over-allotment option shall be provided by each Selling Shareholder who has agreed to sell Additional Shares in proportion to the respective maximum numbers of Additional Shares that each such Selling Shareholder has agreed to sell. Additional Shares may be purchased only for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. Upon any exercise of the over-allotment option, each Manager, severally and not jointly, agrees to purchase from each Selling Shareholder who has agreed to sell Additional Shares the number of Additional Shares (subject to such adjustments as you may determine in order to avoid fractional shares) that bears the same proportion to the number of Additional Shares to be sold by each Selling Shareholder who has agreed to sell Additional Shares as the number of Firm Shares set forth opposite the name of such Manager in Schedule II hereto (or such number of Firm Shares increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Shares to be sold by the Company.

     Certificates in transferable form for the Additional Shares that each of Fred Gratzon and Shelley L. Levin-Gratzon as joint tenants (each of Fred Gratzon and Shelly L. Levin-Gratzon, collectively the "Gratzons") agrees to sell pursuant to this Agreement have been placed in custody with Swidler & Berlin, Chartered (the "Custodian") for delivery under this Agreement pursuant to a Custody Agreement and Power of Attorney (the "GR Custody Agreement") executed by
each of the Graztons and Clifford Rees appointing  and                  , as
agents and attorneys-in-fact (the "Attorneys-in-Fact"). Each of the Graztons and Clifford Rees agrees that (i) the Additional Shares represented by the certificates held in custody pursuant to

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the GR Custody Agreement are subject to the interests of the Managers, the
Company and each other Selling Shareholder, (ii) the arrangements made by the Graztons and Clifford Rees for such custody are, except as specifically provided in the GR Custody Agreement, irrevocable, and (iii) the obligations of the Graztons and Clifford Rees hereunder and under the GR Custody Agreement shall not be terminated by any act of such Selling Shareholder or by operation of law, whether by the death or incapacity of any of the Graztons or Clifford Rees or the occurrence of any other event. If any of the Graztons or Clifford Rees shall die or be incapacitated or if any other event shall occur before the delivery of the additional Shares of the Gratzons and Clifford Rees to be sold hereunder, certificates for the Additional Shares of such Selling Shareholders shall be delivered to the Underwriters by the Attorneys-in-Fact in accordance with the terms and conditions of this Agreement and the GR Custody Agreement as if such death or incapacity or other event had not occurred, regardless of whether or not the Attorneys-in-Fact or any Manager shall have received notice of such death, incapacity or other event. Each Attorney-in-Fact is authorized, on behalf of each of the Graztons and Clifford Rees, to execute this Agreement and any other documents necessary or desirable in connection with the sale of the Additional Shares to be sold hereunder by the Graztons or Clifford Rees, to make delivery of the certificates for such Additional Shares, to receive the proceeds of the sale of such Additional Shares, to give receipts for such proceeds, to pay therefrom any expenses to be borne by the Graztons and Clifford Rees in connection with the sale and public offering of such Additional Shares, to distribute the balance thereof to the Gratzons and Clifford Rees, and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement. Each Attorney-in-Fact agrees to perform his duties under the Custody Agreement.

     Certificates in transferable form for the Additional Shares that each of Steve Rubin and Steve Foster agrees to sell pursuant to this Agreement have been placed in custody with the Custodian for delivery under this Agreement pursuant to a Custody Agreement and Power of Attorney (the "RF Custody Agreement")
executed by Mr. Rubin and Mr. Foster appointing [           ] and [           ]
as agents and attorneys-in-fact (the "RF Attorneys-in-Fact"). Each of Steven Rubin and Steven Foster agrees that (i) the Additional Shares represented by the certificates held in custody pursuant to the RF Custody Agreement are subject to the interests of the Managers, the Company and each other Selling Shareholder,
(ii) the arrangements made by Steven Rubin and Steven Foster, for such custody are, except as specifically provided in the RF Custody Agreement, irrevocable, and (iii) the obligations of Steven Rubin and Steven Foster hereunder and under the RF Custody Agreement shall not be terminated by any act of such Selling Shareholder or by operation of law, whether by the death or incapacity of any of Steven Rubin or Steven

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Foster or the occurrence of any other event. If any of Steven Rubin or Steven
Foster shall die or be incapacitated or if any other event shall occur before the delivery of the Additional Shares of Steven Rubin and Steven Foster to be sold hereunder, certificates for the Additional Shares of such Selling Shareholder shall be delivered to the Managers by the RF Attorneys-in-Fact in accordance with the terms and conditions of this Agreement and the RF Custody Agreement, respectively, as if such death or incapacity or other event had not occurred, regardless of whether or not the respective Attorneys-in-Fact or any Manager shall have received notice of such death, incapacity or other event. The RF Attorneys-in-Fact are authorized, on behalf of Steven Rubin and Steven Foster, to execute this Agreement and any other documents necessary or desirable in connection with the sale of the Additional Shares to be sold hereunder by Steven Rubin and Steven Foster to make delivery of the certificates for such Additional Shares, to receive the proceeds of the sale of such Additional Shares, to give receipts for such proceeds, to pay therefrom any expenses to be borne by Steven Rubin and Steven Foster in connection with the sale and public offering of such Additional Shares, to distribute the balance thereof to Steven Rubin and Steven Foster and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement. Each RF Attorney-in-Fact agrees to perform his duties under the RF Custody Agreement.

          Certificates in transferable form for the Warrants which are exercisable for the Additional Shares that the Greenwich Street Affiliates agree to sell pursuant to this Agreement have been placed in custody with the Custodian for delivery under this Agreement pursuant to a Custody Agreement (the "Greenwich Street Custody Agreement" and collectively with the GR Custody Agreement and the RF Custody Agreement, the "Custody Agreements"). The Greenwich Street Affiliates agree that (i) the Warrants and Additional Shares represented by the certificates held in custody pursuant to the Greenwich Street Custody Agreement are subject to the interests of the Managers, the Company and each other Selling Shareholder, (ii) the arrangements made by the Greenwich Street Affiliates are, except as specifically provided in the Greenwich Street Custody Agreement, irrevocable, and (iii) the obligations of the Greenwich Street Affiliates hereunder and under the Greenwich Street Custody Agreement shall not be terminated by any act of the Greenwich Street Affiliates or by operation of law, whether upon any dissolution, winding up, distribution of assets or other event affecting the legal existence of any of the Greenwich Street Affiliates. If any event shall occur before the delivery of the Additional Shares to be sold by the Greenwich Street Affiliates hereunder or if any of the Greenwich Street Affiliates shall dissolve, wind up, distribute assets or if any other event affecting the legal existence of any of the Greenwich Street Affiliates shall occur before the delivery of the Additional Shares to be sold by the Greenwich Street Affiliates hereunder, the Warrants shall be exercised for the Additional Shares to be sold by the Greenwich Street Affiliates hereunder and certificates evidencing such Additional Shares shall be delivered to the

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Managers by the Custodian in accordance with the terms and conditions of this
Agreement and the Greenwich Street Custody Agreement as if such dissolution, winding up or distribution of assets or other event had not occurred, regardless of whether or not any Manager shall have received notice of such dissolution, winding up or distribution of assets or other event.

     3. TERMS OF PUBLIC OFFERING. The Sellers have been advised by you that the Managers propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the International Prospectus.

     4. DELIVERY OF THE SHARES AND PAYMENT THEREFOR. Delivery to the Managers of and payment for the Firm Shares shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, N.Y. 10013, at 10:00 A.M.,
New York City time, on               , 1997 (the "Closing Date").  The place
of closing for the Firm Shares and the Closing Date may be varied by agreement among you, the Company and the Attorneys-in-Fact.

     Delivery to the Managers of and payment for any Additional Shares to be purchased by the Managers shall be made at the aforementioned office of Smith Barney Inc. at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Managers to the Company and the Attorneys-in-Fact of the Managers' determination to purchase a number, specified in such notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date, if any, for such Shares may be varied by agreement among you, the Company and the Attorneys-in-Fact.

     Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request by written notice, it being understood that a facsimile transmission shall be deemed written notice, prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date or the Option Closing Date, as the case may be. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates and stock powers evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor in immediately available funds.

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     5.   AGREEMENTS OF THE COMPANY.  The Company agrees with the several
Managers as follows:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

          (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission of which the Company has knowledge for amendment of or a supplement to the Registration Statement, any Prepricing Prospectuses or the Prospectuses or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose of which the Company has knowledge; and (iii) within the period of time referred to in paragraph (f) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, that makes any statement of a material fact made in the Registration Statement or the Prospectuses (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectuses (as then amended or supplemented) in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectuses (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

          (c) The Company will furnish to you, without charge four (4) signed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the Registration Statement and will also furnish to you, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto, but without exhibits, as you may reasonably request.

          (d) The Company will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectuses of which you shall not previously have been advised or

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to which you shall reasonably object in writing after being so advised or (ii)
so long as, in the written opinion of counsel for the Managers a prospectus is required to be delivered in connection with sales by any Manager or dealer, file any information, documents or reports pursuant to the Exchange Act, without delivering a copy of such information, documents or reports, to you, as Lead Managers for the Managers, prior to or concurrently with such filing.

          (e) Prior to the execution and delivery of this Agreement, the Company has delivered or will deliver to you, without charge, in such quantities as you have reasonably requested or may hereafter reasonably request, copies of each form of the International Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities laws of the jurisdictions in which the Shares are offered by the several Managers and by dealers, prior to the date of the International Prospectus, of each International Prepricing Prospectus so furnished by the Company.

          (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the written opinion of counsel for the Managers (a copy of which shall be delivered to the Company) an International Prospectus is required by the Act to be delivered in connection with sales by any Manager or dealer, the Company will expeditiously deliver to each Manager and each dealer, without charge, as many copies of the International Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Company consents to the use of the International Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities laws of the jurisdictions in which the Shares are offered by the several Managers and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the International Prospectus is required by the Act to be delivered in connection with sales by any Manager or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the written opinion of counsel for the Managers (a copy of which shall be delivered to the Company) is required to be set forth in the International Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the International Prospectus in to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Managers and dealers a reasonable number of copies thereof. In the event that the Company and you, as Lead Managers for the several Managers, agree that the International Prospectus should be amended or supplemented, the Company, if requested by you, will promptly issue a press release

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announcing or disclosing the matters to be covered by the proposed amendment or supplement.

          (g) The Company will cooperate with you and with counsel for the Managers in connection with the registration or qualification of the Shares for offering and sale by the several Managers and by dealers under the securities laws of such jurisdictions as you may reasonably designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

          (h) The Company will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as reasonably practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act.

          (i) During the period of five years hereafter, the Company will furnish to you (i) as soon as available, a copy of each report of the Company mailed to Shareholders or filed with the Commission or the Nasdaq National Market, and (ii) from time to time such other information concerning the Company as you may reasonably request.

          (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 12 hereof or by notice given by you terminating this Agreement pursuant to Section 12 or Section 13 hereof) or if this Agreement shall be terminated by the Managers because of any failure or refusal on the part of the Company or any of the Selling Shareholders to comply in any material respect with the terms or fulfill in any material respect any of the conditions of this Agreement, the Company agrees to reimburse the Lead Managers for all reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel for the Managers) incurred by you in connection herewith.

          (k) The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder substantially in accordance with the description set forth in the Prospectuses.

          (l) If Rule 430A of the Act is employed, the Company will timely file the Prospectuses pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

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          (m)  For a period of 180 days after the date hereof (the "Lock-Up
Period"), the Company will not, without the prior written consent of Smith Barney Inc., offer, sell, contract to sell or otherwise dispose of any Common Stock (or any securities convertible into or exercisable or exchangeable for Common Stock) or grant any options or warrants to purchase Common Stock, except for (i) the Company's issuance of shares of Common Stock in connection with the reclassification of its Common Stock, (ii) the Company's issuance of shares of its Common Stock in connection with the approximate 5.51 for 1 stock split, (iii) the Company's issuance of shares of Common Stock upon exercise of the Warrants, (iv) the issuance of Common Stock upon the exercise of stock options granted, or the grant of stock options under the Company's Stock Option Plan (and the filing of a Form S-8 Registration Statement with respect to such shares of common stock), and (v) the sale to the U.S. Underwriters pursuant to the U.S. Underwriting Agreement and to the Managers pursuant to this Agreement.

          (n) The Company has furnished or will furnish to you "lock-up" letters, in form and substance reasonably satisfactory to you, signed by each
of its current officers and directors and each of (                  ).

          (o) Except as stated in this Agreement and in the U.S. Underwriting Agreement and in the Prepricing Prospectuses and Prospectuses, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          (p) The Company will use its reasonable best efforts to have the Common Stock listed, subject to notice of issuance, on the Nasdaq National Market concurrently with the effectiveness of the registration statement.

          (q) The Company will use its best efforts to satisfy on or before the Closing Date or any Option Closing Date, as the case may be, all conditions to the Managers' obligations to purchase the Shares.

     6. AGREEMENTS OF THE SELLING SHAREHOLDERS. Each of the Selling Shareholders agrees severally and not jointly with the several Managers as follows:

          (a) Messrs. Gratzon and Rees will cooperate to the extent necessary to cause the registration statement or any post-effective amendment thereto to become effective at the earliest possible time and each of the other Selling Shareholders will cooperate to the extent necessary in furnishing all information with respect to itself of a type referred to in Item 507 of Regulation S-K under the Act so as to permit the

Registration Statement or any post-effective amendment thereto to become effective at the earliest possible time.

          (b) Such Selling Shareholder will pay all Federal and other taxes, if any on the transfer or sale of such Additional Shares that are sold by the Selling Shareholder to the Managers.

          (c) Such Selling Shareholder will do or perform all things required to be done or performed by the Selling Shareholder under this Agreement prior to the Closing Date or any Option Closing Date, as the case may be, to satisfy all conditions precedent to the delivery of the Additional Shares pursuant to this Agreement.

          (d) For a period of 180 days after the date hereof, such Selling Shareholder will not, without the prior written consent of Smith Barney Inc., offer, sell, contract to sell or otherwise dispose of any Common Stock (or any securities convertible into or exercisable or exchangeable for Common Stock) or grant any options or warrants to purchase Common Stock, except for sales of Additional Shares to the Managers pursuant to this Agreement and sales to the U.S. Underwriters under the U.S. Underwriting Agreement.

          (e) Except as stated in this Agreement and the U.S. Underwriting Agreement and in the Prepricing Prospectuses and the Prospectuses, such Selling Shareholder has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          (f) Such Selling Shareholder will advise you promptly upon becoming aware, and if requested by you, will confirm such advice in writing, within the period of time referred to in Section 5(f) hereof, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event that makes any statement of a material fact made in the Registration Statement or the Prospectuses (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectuses (as then amended or supplemented) in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectuses (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

     7. REPRESENTATIONS AND WARRANTIES OF FRED GRATZON AND CLIFFORD REES AND THE COMPANY. Each of the Company, Fred Gratzon and Clifford Rees represents and warrants to each Manager that:

          (a) Each International Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act; except that this representation and warranty does not apply to statements in or omissions from such International Prepricing Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to any Manager furnished to the Company in writing by a Manager through the Lead Managers or by a Manager through the Lead Managers expressly for use therein. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

          (b) The Registration Statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectuses and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and will not at any such time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectuses made in reliance upon and in conformity with information relating to any Manager furnished to the Company in writing by or on behalf of a Manager through the Lead Managers or by a U.S. Underwriter through the Representatives expressly for use therein.

          (c) All the outstanding shares of Common Stock of the Company (including the Additional Shares to be sold by the Gratzons and Clifford Rees) have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Firm Shares to be issued and sold by the Company have been duly authorized and, when issued and delivered to the Managers against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; the Additional Shares issuable upon exercise of the Warrants have been duly authorized for issuance and, when delivered to the Greenwich Street Affiliates by the Company upon exercise of the Warrants against payment of the exercise price therefor, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights and the capital stock of the Company conforms in all material respects to the description thereof in the Registration Statement and the Prospectuses.

          (d) Each of the Warrants has been duly and validly authorized by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to rights of creditors or other obligees generally and (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and principles and to the discretion of the court before which the proceedings may be brought.

          (e) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Iowa with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectuses, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries (as hereinafter defined) (a "Material Adverse Effect") taken as a whole.

          (f) All of the Company's subsidiaries (collectively, the "Subsidiaries") are listed in Exhibit 21.1 to the Registration Statement.
Each Subsidiary is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect; all the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and, except as set forth in the Prospectus, are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

          (g) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of the Subsidiaries which are materially adverse to the Company and its Subsidiaries, taken as a whole, or to which the Company or any of the Subsidiaries, or to which any of their respective properties is subject which are material to the Company and its Subsidiaries taken as a whole, that are required to be described in the Registration Statement or the Prospectuses but are not described as required, and there are no agreements, contracts, indentures, leases, licenses, or other instruments or documents relating to the Company or the Subsidiaries that are required to be described in the Registration Statement or the Prospectuses or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act or the Exchange Act. The descriptions of the terms of any such agreements, indentures, leases, licenses, instruments, contracts or documents contained in the Registration Statement or the Prospectuses are correct in all material respects.

          (h)  Neither the Company nor any of the Subsidiaries is in
(i) violation of its certificate or articles of incorporation or by-laws, or other organizational documents, (ii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries (except where any such violation or violations in the aggregate would not have a Material Adverse Effect), or (iii) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, and no condition or state of facts exists which with the passage of time or the giving of notice or both, would constitute such a default (except where any such default or defaults in the aggregate would not have a Material Adverse Effect).

          (i) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement or the U.S. Underwriting Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the inclusion in the Registration Statement of the Additional Shares to be sold by the Selling Shareholders) (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Shares under the Act and compliance with the securities or Blue Sky laws of various jurisdictions, all of which have been or will be effected in accordance with this Agreement) (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or
(iii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under any agreement, indenture, lease, license, on other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject except in the case of clauses (i) and (iii) where the failure to obtain such consent, approval, authorization or order, or to effect such filing or registration, or such conflicts, defaults, violations or other action will not have, individually or in the aggregate, a Material Adverse Effect.

          (j) The accountants, KPMG Peat Marwick LLP, who have certified or shall certify the financial statements filed or to be filed as part of the Registration Statement or the Prospectuses (or any amendment or supplement thereto) are independent public accountants as required by the Act.

          (k) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectuses (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations, cash flows and changes in stockholders' equity of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectuses (and any amendment or supplement thereto) are accurately presented in all material respects and prepared on a basis consistent in all material respects with such financial statements and the books and records of the Company and its Subsidiaries.

          (l) The execution and delivery of, and the performance by the Company of its obligations under, each of this Agreement and the U.S. Underwriting Agreement have been duly and validly authorized by the Company, and each of this Agreement and the U.S. Underwriting Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to rights of creditors and other obligees generally, (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and principles and to the discretion of the court before which the proceedings may be brought and (iii) rights to indemnity and contribution hereunder or thereunder may be limited by federal or state securities laws or the public policy underlying such laws.

          (m) Except as disclosed in the Registration Statement and the Prospectuses (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectuses (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, and there has not been any change in the capital stock of the Company, or material increase in the short-term debt or long-term debt of the Company or any of the Subsidiaries, or any material adverse change, or any development having or which would reasonably be expected to have, a prospective Material Adverse Effect.

          (n) Each of the Company and the Subsidiaries has good and marketable title to all property (real and personal) described in the Prospectuses as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectuses or in a document filed as an exhibit to the Registration Statement, except where the failure to have such title would not have a Material Adverse Effect and all the property described in the Prospectuses as being held under lease by each of the Company and the Subsidiaries is held by it under valid, subsisting and enforceable leases except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to rights of creditors and other obligees generally or by general equitable principles with only such exceptions as in the aggregate are not materially burdensome and do not interfere in any material respect with the conduct of the business of the Company and the Subsidiaries, taken as a whole.

          (o) The Company has not distributed and, prior to the later to occur of (i) the Closing Date or the Option Closing Date, if any, and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectuses, the Prospectuses or other materials, if any, permitted by the Act.

          (p) The Company and each of the Subsidiaries have such consents, approvals, permits, licenses, franchises and authorizations of and from all United States and foreign, federal, state or provincial, local and other governmental or regulatory authorities (collectively, the "Licenses") as are necessary to own its respective properties and to conduct its business in the manner described in the Prospectuses except where the failure to have any such License would not have a Material Adverse Effect and subject to such qualifications as may be set forth in the Prospectuses; the Company and each of the Subsidiaries has fulfilled and performed all its material obligations with respect to such Licenses and no event has occurred that allows, or after notice or lapse of time or both would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Licenses, except where any of the foregoing would not have, individually or in the aggregate, a Material Adverse Effect and subject in each case to such qualification as may be set forth in the Prospectuses; and, except as described in the Prospectuses, none of such Licenses contains any restriction or conditions that is materially burdensome to the Company or any of the Subsidiaries.

          Without limiting the generality of this paragraph 7(p):

              (i) The Company and each of the Subsidiaries hold all telecommunications regulatory licenses, permits, authorizations, consents and approvals (the "Telecommunications Licenses") required from the Federal Communications Commission (the "FCC") for the Company and the Subsidiaries to conduct their business in the manner described in or contemplated by the Prospectuses, except as would not have, individually or in the aggregate, a Material Adverse Effect; the Telecommunications Licenses have been duly and validly issued and are in full force and effect, except where the failure to be in full force and effect would not have individually or in the aggregate a Material Adverse Effect; no proceedings to revoke or restrict the Telecommunications Licenses are pending or, to the best of our knowledge, threatened; neither the Company nor the Subsidiaries are in violation of any of the terms and conditions of any of the Telecommunications Licenses, are in violation of the Communications Act of 1934, as amended (the "Communications Act"), or are in violation of any FCC rules and regulations, except as would not have, individually or in the aggregate a Material Adverse Effect; and the Company and the Subsidiaries have in effect with the FCC all international and domestic service tariffs necessary to conduct their business in the manner described in or contemplated by the Prospectuses except as would not have, individually or in the aggregate, a Material Adverse Effect;

              (ii) The Company and the Subsidiaries have obtained all state Telecommunications Licenses and filed all tariffs required for the provision of telecommunications services in any state to conduct their business in the manner described in or contemplated by the Prospectuses, except where the failure to do so would not have, individually or in the aggregate, a Material Adverse Effect;

              (iii) There is no outstanding adverse judgment, injunction, decree or order that has been issued by the FCC or any state public utility commission or similar state agency ("PUC") against the Company or the Subsidiaries or any action, proceeding or investigation pending before the FCC or any state PUC, or, to the best of the Company's knowledge, threatened by the FCC or any state PUC against the Company or the Subsidiaries which, if the subject of any unfavorable decision, ruling or finding, would have a Material Adverse Effect on the Company or the Subsidiaries;


              (iv) No license, permit, consent, approval, order or authorization of, or filing with, the FCC or with any state PUC on the part of the Company or the Subsidiaries is required in connection with the issuance or sale of the Common Stock;

              (v) Neither the issuance and sale of the Common Stock nor the performance by the Company or the Subsidiaries of their obligations under the U.S. Underwriting Agreement or the International Underwriting Agreement will result in a violation in any material respect of the Communications Act or any applicable FCC rules or regulations, or any order, writ, judgment, injunction, decree or award of the FCC binding on the Company or the Subsidiaries; and

              (vi) Neither the Company nor the Subsidiaries are in non-compliance in the provision of international call-back service with the laws of any foreign jurisdiction that would constitute a violation of the Telecommunications Licenses, except where such non-compliance would not have a Material Adverse Effect and subject to such qualifications as may be set forth in the Prospectuses.

          (q) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (r) To the Company's knowledge, neither the Company nor any of its Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectuses.

          (s) Except as disclosed in the Prospectuses, the Company and each of the Subsidiaries have filed all material tax returns required to be filed, which returns are true and correct in all material respects, and neither the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

          (t) Except as described in the Prospectuses, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement or the U.S. Underwriting Agreement, or otherwise. No such rights with respect to shares of Common Stock not listed in Schedule II hereto were exercised nor will be exercised in connection with the sale of the Shares and for a period of 180 days after the date hereof. Except as described in or contemplated by the Prospectuses, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of Common Stock of the Company or any security convertible into or exchangeable or exercisable for Common Stock of the Company.

          (u) The Company and the Subsidiaries own or possess all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectuses as being owned by them or any of them or necessary for the conduct of their respective businesses except where the lack of such ownership or possession would not have a Material Adverse Effect, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing.

          (v) The Company is not and, upon sale of the Shares to be issued and sold in accordance herewith and upon application of the net proceeds to the Company from such sale as described in the Prospectuses under the caption "Use of Proceeds," will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (w) The Company has complied with all provisions of Florida Statutes, Section 517.075, relating to issuers doing business with Cuba.

          (x) The Recapitalization (as defined in the Prospectus) and the Stock Split (as defined in the Prospectus) will be, prior to or simultaneously with the consummation of the public offering of the Shares contemplated hereby, consummated in the manner described in the Prospectus.

          (y) Each of the Company and the Subsidiaries maintains insurance of the types and in the amounts reasonably adequate for its business, including, but not limited to, business interruption insurance and insurance covering real and personal property owned or leased by the Company or such Subsidiary against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, all of which insurance is in full force and effect.

     8.   Representations and Warranties of the Selling
          Shareholders.

          A. Each of the Selling Shareholders, other than the Greenwich Street Affiliates severally and not jointly represents and warrants to each Manager that:

          (a) Such Selling Shareholder now has, and on the Closing Date and the Option Closing Date, if any, will have, valid and marketable title to the Additional Shares to be sold by such Selling Shareholder, free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer.

          (b) Such Selling Shareholder now has, and on the Closing Date and the Option Closing Date, if any, will have, full legal right, power and authorization, and any approval required by law, to sell, assign, transfer and deliver such Additional Shares in the manner provided in this Agreement and the U.S. Underwriting Agreement, and upon delivery of and payment for such Additional Shares hereunder, the several Managers will acquire valid and marketable title to such Additional Shares free and clear of any lien, claim, security interest, or other encumbrance (other than any lien, claim or security interest placed thereon by the U.S. Underwriters or Managers).

          (c) This Agreement, the U.S. Underwriting Agreement and the Custody Agreement entered into by such Selling Shareholder have been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and are the valid and binding agreements of such Selling Shareholder enforceable against such Selling Shareholder in accordance with their terms, except that (i) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to rights of creditors or other obligees generally,
(ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and principles and to the discretion of the court before which the proceedings may be brought and (iii) rights to indemnity and contribution hereunder or thereunder may be limited by federal or state securities laws or the public policy underlying such laws.

          (d) Neither the sale of the Additional Shares, the execution, delivery or performance of this Agreement, the U.S. Underwriting Agreement or the Custody Agreement entered into by such Selling Shareholder by or on behalf of such Selling Shareholder nor the consummation by or on behalf of such Selling Shareholder of the transactions contemplated hereby and thereby (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Shares under the Act and compliance with the securities or Blue Sky laws of various jurisdictions, all of which have been or will be effected in accordance with this Agreement), or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is or may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to such Selling Shareholder, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Shareholder pursuant to the terms of any agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound or to which any of the property or assets of such Selling Shareholder is subject except where the failure to obtain such consent, approval, authorization or order, or effect such filing or registration, or such conflicts, defaults, violations or other action will not have, individually or in the aggregate, a Material Adverse Effect.

          (e) The information pertaining to such Selling Shareholder under the caption "Principal and Selling Shareholders" in the Prospectuses does not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (f) The representations and warranties of such Selling Shareholder in the Custody Agreement entered into by such Selling Shareholder are, and on the Closing Date and any Option Closing Date will be, true and correct.

          (g) Such Selling Shareholder has not taken, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares, except for the lock-up arrangements referred to in the Prospectuses.

          B. Each Greenwich Street Affiliate represents and warrants to each Manager that:

          (a) Such Selling Shareholder now has, and on the Closing Date and the Option Closing Date, if any, will have, valid and marketable title to the Warrants exercisable for the Additional Shares to be sold by such Selling Shareholder hereunder, free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer, and on the Closing Date and the Option Closing Date, if any, such Selling Shareholder will have, valid and marketable title to the Additional Shares issuable upon exercise of the Warrants and to be sold by such Selling Shareholder hereunder, free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer.

          (b) Such Selling Shareholder now has, and on the Closing Date and the Option Closing Date, if any, will have, full legal right, power and authorization, and any approval required by law, to exercise the Warrants for the Additional Shares and sell, assign, transfer and deliver such Additional Shares in the manner provided in this Agreement and the U.S. Underwriting Agreement, and upon delivery of and payment for such Additional Shares hereunder, the several Managers will acquire valid and marketable title to such Additional Shares free and clear of any lien, claim, security interest, or other encumbrance.

          (c) This Agreement, the U.S. Underwriting Agreement and the Greenwich Street Custody Agreement have been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and are the valid and binding agreements of such Selling Shareholder enforceable against such Selling Shareholder in accordance with their terms, except that (i) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to rights of creditors and other obligees generally, (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and principles and to the discretion of the court before which the proceedings may be brought and (iii) rights to indemnity and contribution hereunder or thereunder may be limited by federal or state securities laws or the public policy underlying such laws.

          (d) None of the exercise of the Warrants for the Additional Shares to be sold by such Selling Shareholder hereunder, the sale of such Additional Shares, the execution, delivery or performance of this Agreement, the U.S. Underwriting Agreement or the Greenwich Street Custody Agreement by or on behalf of such Selling Shareholder nor the consummation by or on behalf of such Selling Shareholder of the transactions contemplated hereby and thereby (i)requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Shares under the Act or compliance with the securities or Blue Sky laws of various jurisdictions), or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is or may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to such Selling Shareholder, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Shareholder pursuant to the terms of any agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound or to which any of the property or assets of such Selling Shareholder is subject.

          (e) The information pertaining to such Selling Shareholder under the caption "Principal and Selling Shareholders" in the Prospectuses, does not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (f) The representations and warranties of such Selling Shareholder in the Greenwich Street Custody Agreement are, and on the Closing Date and the Option Closing Date, if any, will be, true and correct.

          (g) Such Selling Shareholder has not taken, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares, except for the lock-up arrangements referred to in the Prospectuses.

     9. INDEMNIFICATION AND CONTRIBUTION. (a) The Company, Fred Gratzon and Clifford Rees (the "Indemnifying Selling Shareholders"), jointly and severally, agree to indemnify and hold harmless you and each other Manager and each person, if any, who controls any Manager within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any International Prepricing Prospectus or in the Registration Statement or the International Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Manager furnished in writing to the Company by or on behalf of any Manager through you or by or on behalf of any Lead Manager expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any International Prepricing Prospectus shall not inure to the benefit of any Manager (or to the benefit of any person controlling such Manager) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Manager to any person if a copy of the International Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such International Prepricing Prospectus was corrected in the International Prospectus, provided that the Company has delivered the corrected International Prospectus to the several Managers in requisite quantity on a timely basis to permit such delivery or sending.

          (b) If any action, suit or proceeding shall be brought against any Manager or any person controlling any Manager in respect of which indemnity may be sought against the Company or any Indemnifying Selling Shareholder such Manager or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Manager or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Manager or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Manager or such controlling person and the indemnifying parties and such Manager or such controlling person shall have been advised by its counsel in writing that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Manager or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Managers and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such reasonable fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless any Manager, to the extent provided in the preceding paragraph and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          (c) Each other Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each of you and each other Manager and each person, if any, who controls any Manager within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, the Company, its directors, its officers who sign the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Indemnifying Selling Shareholders to each Manager, but only with respect to the information furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against any Manager, any such controlling person of any Manager, the Company, any of its directors, any such officer, or any such controlling person of the Company, based on the Registration Statement, the Prospectus or any Prepricing
Prospectus or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Selling Shareholder pursuant to this paragraph (c), such Selling Shareholder shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Selling Shareholder shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Selling Shareholder's expense), and each Manager, each such controlling person of any Manager, the Company, its directors, any such officer, and any such controlling person of the Company shall have the rights and duties given to the Managers by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which any Selling Shareholder may otherwise have.

          (d) Each Manager agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and the Selling Shareholders, to the same extent as the foregoing indemnity from the Company and the Indemnifying Selling Shareholder to each Manager, but only with respect to information relating to such Manager furnished in writing by or on behalf of such Manager through you expressly for use in the Registration Statement, the International Prospectus or any International Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, any such controlling person or any Selling Shareholder based on the Registration Statement, the International Prospectus or any International Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Manager pursuant to this paragraph (d), such Manager shall have the rights and duties given to the Company and the Indemnifying Selling Shareholder by paragraph (b) above (except that if the Company or the Selling Shareholders shall have assumed the defense thereof such Manager shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Manager's expense), and the Company, its directors, any such officer, any such controlling person and the Selling Shareholders shall have the rights and duties given to the Managers by paragraph (b) above.

          (e) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under paragraphs (a) or (c) or (d) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Managers on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Managers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Managers on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Managers, in each case as set forth in the table on the cover page of the International Prospectus; provided that, in the event that the Managers shall have purchased any Additional Shares hereunder, any determination of the relative benefits received by the Company, the Selling Shareholders or the Managers from the offering of the Shares shall include the net proceeds (before deducting expenses) received by the Selling Shareholders, and the underwriting discounts and commissions received by the Managers, from the sale of such Additional Shares, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the International Prospectus. The relative fault of the Company and the Selling Shareholders on the one hand and the Managers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the

Selling Shareholders on the one hand or by the Managers on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (f) The Company, the Selling Shareholders and the Managers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by a pro rata allocation (even if the Managers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 9, no Manager shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and none of the Greenwich Street Affiliates shall be required to contribute an amount hereunder with respect to any loss, claim, damage, liability or expense in excess of the amount such Selling Shareholder would have been required to pay under Sections 9 hereof with respect thereto if the indemnification provided for in Section 9 had been available with respect to such loss, claim, damage, liability or expense. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Managers' obligations to contribute pursuant to this
Section 9 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in Schedule I hereto (or such numbers of Firm Shares increased as set forth in Section 12 hereof) and not joint.

          (g) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          (h) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company and the Selling Shareholders set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Managers or any person controlling any Manager, the Company, its directors or officers or the Selling Shareholders or any director, partner or officer of a Selling Shareholder, any person controlling the Company or any Selling Shareholder,
(ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Manager or any person controlling any Manager, or to the Company, its directors or officers, or to a Selling Shareholder, any director, officer or partner of a Selling
Shareholder, any person controlling the Company or any Selling Shareholder, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

     10. CONDITIONS OF MANAGERS' OBLIGATIONS. The several obligations of the Managers to purchase the Firm Shares hereunder are subject to the following conditions:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 P.M. New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Manager, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectuses or otherwise) shall have been complied with to your reasonable satisfaction.

          (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, that would have a Material Adverse Effect in or affecting the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company or the Subsidiaries not contemplated by the Prospectuses, which in your opinion, as Lead Managers of the several Managers, would materially, adversely affect the market for the Shares, or
(ii) any event or development relating to or involving the Company or any officer or director of the Company or any Selling Shareholder which makes any statement made in the Prospectuses untrue in any material respect or which, in the opinion of the Company and its counsel or the Managers and their counsel, requires the making of any addition to or change in the Prospectuses in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectuses to reflect such event or development would, in your opinion, as Lead Managers for the several Managers, materially adversely affect the market for the Shares.

          (c) You shall have received on the Closing Date an opinion of Swidler & Berlin, Chartered, counsel for the Company, the Gratzons, Clifford Rees, Steve Rubin and Steve Foster (the "TG Selling Shareholders"), dated the Closing Date and addressed to you, as Lead Managers of the several Managers, to the effect that:

               (i) The Registration Statement and all post-effective amendments, if any, have become effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectuses pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

               (ii) Neither the issuance, sale or delivery of the Underwritten Shares, nor the execution, delivery or performance of the U.S. Underwriting Agreement or the International Underwriting Agreement, or compliance by the Company with all provisions of this Agreement and the U.S. Underwriting Agreement, nor consummation by the Company of the transactions contemplated hereby or by the U.S. Underwriting Agreement constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws of the Company or its Subsidiaries or any material agreement, indenture, lease or other instrument to which the Company or any Subsidiary is a party or by which they or any of their properties is bound and that is made an exhibit to the Registration Statement, or, except as disclosed in the Registration Statement, will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary under any such agreement, indenture, lease or other instrument, which breach default or other event would have a Material Adverse Effect, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, to be applicable to the Company, any Subsidiary or any of their properties, which violation would have a Material Adverse Effect;

               (iii) No consent, approval, authorization or other order, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company (except as have been obtained under the Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares) for the valid issuance and sale of the Shares to the

Managers or Underwriters as contemplated by the U.S. Underwriting Agreement and this Agreement;

               (iv) The Registration Statement and the Prospectuses and any supplements or amendments thereto (except for the financial statements, schedules, and notes thereto and other financial and statistical data included therein or omitted therefrom, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act;

               (v) To the knowledge of such counsel, (A) other than as described in the Prospectuses, there are no legal or governmental proceedings pending or threatened against the Company or any Subsidiary or to which the Company's or any Subsidiary's properties are subject, which, if adversely determined, would reasonably be expected to have a Material Adverse Effect, and (B) there are no agreements, contracts, indentures, leases or other instruments relating to the Company or any Subsidiary, of a character that are required to be described in the Registration Statement or the Prospectuses or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be;

               (vi) The U.S. Underwriting Agreement, the International Underwriting Agreement and the Custody Agreements have each been duly executed and delivered by or on behalf of each of the TG Selling Shareholders and are valid and binding agreements of each TG Selling Shareholder enforceable against each TG Selling Shareholder in accordance with their respective terms except that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyances, moratorium or other similar laws now or hereafter in effect relating to rights of creditors and other obligees generally, (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and principles and to the discretion of the court before which the proceedings may be brought and (iii) rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or the public policy underlying such laws;

               (vii) Each TG Selling Shareholder has full legal right, power and authority, and any approval required by law, to sell, assign, transfer and deliver good and marketable title to the Additional Shares which such TG Selling Shareholder has agreed to sell pursuant to the U.S. Underwriting Agreement and the International Underwriting Agreement;

              (viii) The execution and delivery of the U.S. Underwriting Agreement, the International Underwriting Agreement and the Custody Agreement by the TG Selling Shareholders and the consummation of the transactions contemplated thereby will not conflict with, constitute a breach of, or a default under any material agreement, indenture, lease or other instrument known to such counsel to which any TG Selling Shareholder is a party or by which any of them or any of their assets or property is bound, or violate any statute, law, regulation, court order or decree known to such counsel to be applicable to any TG Selling Shareholder or to any of the property or assets of any TG Selling Shareholder, except for any such conflicts, breaches, defaults or violations that would not have a Material Adverse Effect on the ability of such TG Selling Shareholder to consummate the transactions contemplated by the Underwriting Agreements;

               (ix) (A) Each TG Selling Shareholder has full right power, and authority to enter into this Agreement, the U.S. Underwriting Agreement, the respective Powers of Attorneys and the Custody Agreements, and (B) upon delivery of the Additional Shares to be sold by such TG Selling Shareholder hereunder and payment of the purchase price therefor as herein contemplated, each of the Managers will receive good and marketable title to its ratable share of the Additional Shares purchased by it from such TG Selling
Shareholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equity, assuming the Managers acquire the Additional Shares without notice of any adverse claim as such term is used in Section 8-302 of the Uniform Commercial Code in effect in the State of New York;

               (x)   The Section 214 Switched Voice Authorization, the
Section 214 Private Line Authorization, and the Section 214 Facilities Authorization (as such terms are defined in the Prospectus) are the only telecommunications regulatory licenses, permits, authorizations, consents and approvals ("Telecommunications Licenses") required from the Federal Communications Commission (the "FCC") for each of the Company and the Subsidiaries to conduct its business in the manner described in the Prospectus. The FCC Telecommunications Licenses currently held by each of the Company and the Subsidiaries have been duly and validly issued and are in full force and effect, and no proceedings to revoke or restrict such FCC Telecommunications Licenses are pending or, to our knowledge, threatened.
Each of the Company and the Subsidiaries is not in violation of any of the terms and conditions of any of its FCC Telecommunications Licenses, is not in violation of the Communications Act of 1934, as amended, and is not in violation of any FCC rules and regulations, except to the extent that such violation is disclosed in the Registration Statement and would not have a Material Adverse Effect. Each of the Company and the Subsidiaries has in effect with the FCC all international switched, international private line and/or United States domestic interexchange service tariffs necessary to conduct its business in the manner described in the Prospectus;

               (xi) To the extent they constitute a summary of legal matters, documents or proceedings referred to therein, the statements in the Prospectuses under the captions "Risk Factors - Substantial Government Regulation-United States" and "Business-Government Regulation" are accurate in all material respects and fairly summarize in all material respects all matters referred to therein, and there are no material omissions under such captions with respect to such legal matters, documents and proceedings;

               (xii) Each of the Company and the Subsidiaries has obtained all state Telecommunications Licenses and filed all tariffs required for the provision of telecommunications services in any state to conduct its business in the manner described in or contemplated by the Prospectus except where the failure to obtain such licenses and/or file such tariffs would not have, individually or in the aggregate, a Material Adverse Effect;

              (xiii) There is no outstanding adverse judgment, injunction, decree or order that has been issued by the FCC against the Company or any Subsidiary or any action, proceeding or investigation pending before the FCC or, to such counsel's knowledge, threatened by the FCC against the Company or any Subsidiary or otherwise which, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect;

               (xiv) There is no outstanding adverse judgment, injunction, decree or order that has been issued by any state public utility commission ("PUC") against the Company or any Subsidiary or any action, proceeding or investigation pending before or, to counsel's knowledge, threatened by any state PUC against the Company or any Subsidiary which, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect;

               (xv) No license, permit, consent, approval, order or authorization of, or filing with, the FCC or with any state PUC on the part of the Company or any Subsidiary is required in connection with the issuance or sale of the Common Stock;

               (xvi) Neither the issuance and sale of the Common Stock nor the performance by the Company of its obligations under the U.S. Underwriting Agreement or the International Underwriting Agreement will result in a violation of the Communications Act, or any applicable rules or the regulations promulgated under the Communications Act, or, to counsel's knowledge, any order, writ, judgment, injunction, decree or award of the FCC binding on the Company or any Subsidiary; and

             (xvii)  The Section 214 Switched Voice Authorization, the
Section 214 Private Line Authorization and the Section 214 Facilities Authorization require the Company and its Subsidiaries to provide any international call-back service using uncompleted call signaling in a manner that is consistent with the laws of the countries in which they operate. Although we do not provide legal services to the Company or its Subsidiaries regarding the application or interpretation of any non-U.S. law and although we have performed no due diligence in this regard other than discussing with management of the Company the Company's operations and compliance with applicable FCC requirements and reviewing any portions of the opinions of local counsel of Australia, France, Germany, Hong Kong, Japan, the Netherlands, Sweden, Switzerland, and the United Kingdom specifically regarding the provision of international call-back service in certain jurisdictions in which the Company operates, we are not aware of any non-compliance in the provision of international call-back service by the Company with the laws of any of these foreign jurisdictions in which the Company operates that would constitute a violation of the Section 214 Switched Voice Authorization, the Section 214 Private Line Authorization, or the Section 214 Facilities Authorization and have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, except as described in the Prospectuses under the captions "Risk Factors -- Substantial Government Regulation" and "Business -- Government Regulation Overview." For the purpose of making this statement, we have relied upon our discussions with management of the Company and our review of any portions of the opinions of local counsel of Australia, France, Germany, Hong Kong, Japan, the Netherlands, Sweden, Switzerland, and the United Kingdom specifically regarding the provision of international call-back service provided by the Company, without any further inquiry or any independent review of any laws of any such jurisdictions.

          In addition, such counsel shall state that although counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectuses, including general review and discussion of the contents thereof but has made no independent check or verification thereof (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), and no facts have come to the attention of such counsel that would lead them to believe that the Registration Statement at the time the Registration Statement became effective, or the Prospectuses, as of their respective dates and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Prospectuses or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectuses, as of its respective date, and as of the Closing Date or the Option Closing Date, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact required to be stated in the Prospectuses or necessary in order to make the statements in the Prospectuses, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no statement with respect to the financial statements, schedules, pro forma financial statements and the notes thereto and other financial and statistical data included in or omitted from the Registration Statement or the Prospectuses).

          In rendering their opinion as aforesaid, counsel may, as to factual matters, rely upon written certificates or statements of officers of the Company and the Selling Shareholders and, as to matters of law, may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States, the State of Delaware or the State of New York provided that (1) each such local counsel is reasonably acceptable to the Lead Managers, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Lead Managers and is, in form and substance reasonably satisfactory to them and their counsel, and (3) counsel shall state in their opinion that they believe that they and the Managers are justified in relying thereon.

          (d) You shall have received on the Closing Date an opinion of Debevoise & Plimpton, counsel for the Greenwich Street Affiliates, dated the Closing Date and addressed to you, as Lead Managers of the several Managers, to the effect that:

               (i) The U.S. Underwriting Agreement, the International Underwriting Agreement and the Greenwich Street Custody Agreement have each been duly executed and delivered by or on behalf of each of the Greenwich Street Affiliates and are valid and binding agreements of each of the Greenwich Street Affiliates enforceable against each Greenwich Street Affiliate in accordance with their respective terms except that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyances, moratorium or other similar laws now or hereafter in effect relating to rights of creditors and other obligees generally, (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and principles and to the discretion of the court before which the proceedings may be brought and (iii) rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or the public policy underlying such laws;

               (ii) Each Greenwich Street Affiliate has full legal right, power and authority, and any approval required by law, to exercise the Warrants for the Additional Shares to be sold by it, and to sell, assign, transfer and deliver good and marketable title to the Additional Shares which such Affiliate has agreed to sell pursuant to the U.S. Underwriting Agreement and the International Underwriting Agreement;

               (iii) The execution and delivery of the U.S. Underwriting Agreement, the International Underwriting Agreement and the Greenwich Street Custody Agreement by the Greenwich Street Affiliates and the consummation of the transactions contemplated thereby will not conflict with, constitute a breach of, or a default under any material agreement, indenture, lease or other instrument known to such counsel to which any Greenwich Street Affiliate is a party or by which any of them or any of their assets or property is bound, or violate any statute, law, regulation, court order or decree known to such counsel to be applicable to any Greenwich Street Affiliate or to any of the property or assets of any Greenwich Street Affiliate, except for any such conflicts, breaches, defaults or violations that would not have a Material Adverse Effect on the ability of such Greenwich Street Affiliate to consummate the transactions contemplated by the Underwriting Agreements;

               (iv) (A) Each Greenwich Street Affiliate has full right power, and authority to enter into this Agreement, the U.S. Underwriting Agreement and the Greenwich Street Custody Agreement, and (B) upon delivery of the Additional Shares to be sold by such Greenwich Street Affiliate hereunder and payment of the purchase price therefor as herein contemplated, each of the Managers will receive good and marketable title to its ratable share of the Additional Shares purchased by it from such Greenwich Street Affiliate, free and clear of any pledge, lien, security interest, encumbrance, claim or equity, assuming the Managers acquire the Additional Shares without notice of any adverse claim as such term is used in Section 8-302 of the Uniform Commercial Code in effect in the State of New York;

          In rendering their opinion as aforesaid, counsel may, as to factual matters, rely upon written certificates or statements of officers of the Company and the Selling Shareholders and, as to matters of law, may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States, the State of Delaware or the State of New York provided that (1) each such local counsel is reasonably acceptable to the Lead Managers, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Lead Managers and is, in form and substance reasonably satisfactory to them and their counsel, and (3) counsel shall state in their opinion that they believe that they and the Managers are justified in relying thereon.

          (e) You shall have received on the Closing Date an opinion of Marcus & Thompson, special counsel for the Company and the TG Selling Shareholders in connection with matters relating to Iowa law, dated the Closing Date and addressed to you, as Lead Managers of the several Managers, to the effect that:

               (i) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Iowa with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectuses, and is duly qualified and in good standing in all other jurisdictions in which the nature of the business transacted or property owned or leased by it makes such qualification necessary, except where the failure so to qualify or be in good standing would not have, individually or in the aggregate, a Material Adverse Effect on the Company and its Subsidiaries taken as a whole;

               (ii) (A) The Company has the corporate power and authority to enter into the U.S. Underwriting Agreement and the International Underwriting Agreement and to issue, sell and deliver the Shares to be sold by it to the U.S. Underwriters and Managers as provided therein, and (B) each of the U.S. Underwriting Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that (1) enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to rights of creditors and other obligees generally, (2) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and principles and to the discretion of the court before which the proceedings may be brought and (3) rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or the public policy underlying such laws;

               (iii) The authorized capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectuses; and the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectuses under the caption "Description of Capital Stock";

               (iv) All the shares of capital stock of the Company outstanding prior to the issuance of the Shares to be issued and sold by the Company pursuant to the U.S. Underwriting Agreement and the International Underwriting Agreement (including the Shares to be sold by the Gratzons, Clifford Rees, Steve Rubin and Steve Foster) have been duly authorized and validly issued, are fully paid, nonassessable and free of preemptive or similar rights;

               (v) Each of the Warrants has been duly and validly authorized by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to rights of creditors and other obligees generally and (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and principles and to the discretion of the court before which the proceedings may be brought.

               (vi) The Shares to be issued and sold to the U.S. Underwriters and Managers by the Company under the U.S. Underwriting Agreement and the International Underwriting Agreement have been duly authorized and when issued and delivered to the U.S. Underwriters and Managers against payment therefor in accordance with the terms of the U.S. Underwriting Agreement and the International Underwriting Agreement, will be (A) duly authorized and validly issued, fully paid and nonassessable and (B) free of any preemptive or similar rights; and

               (vii) The Additional Shares and the Additional International Shares to be issued and sold to the U.S. Underwriters and Managers by the Greenwich Street Affiliates under the U.S. Underwriting Agreement and the International Underwriting Agreement have duly authorized for issuance upon exercise of the Warrants and, when issued and delivered to the Greenwich Street Affiliates by the Company upon exercise of the Warrants against payment of the exercise price therefor, will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights.

              (viii) The form of certificates for the Shares conforms to the requirements of the Business Corporation Act of the State of Iowa.

          (f)  You shall have received on the Closing Date opinions of Baker &
McKenzie (Australia) in the form attached hereto as exhibit   , Baker &
McKenzie (Hong Kong) in the form attached hereto as exhibit   , Baker &
McKenzie (Germany) in the form attached hereto as exhibit   , Coudert Freres
(France) in the form attached hereto as exhibit   , TMI Associates (Japan) in
the form attached hereto as exhibit   , Stibbe Simont Monahan Duhot (The
Netherlands) in the form attached hereto as exhibit   ,[            ] (United
Kingdom) in the form attached hereto as exhibit   , [         ] (Sweden) in
the form attached hereto as exhibit   and [          ] (Switzerland) in the
form attached hereto as exhibit   , special regulatory counsel for the Company
in each of the jurisdictions described above, each dated the Closing Date and addressed to you, as Lead Managers of the several Managers:

          (g) You shall have received on the Closing Date an opinion from Charles Johanson, Esq., Corporate Counsel for the Company, dated the Closing Date and addressed to you, as Lead Managers of the several Managers, to the effect that:

               (i) Each of the Subsidiaries is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Registration Statement and the Prospectuses; and all the outstanding shares of capital stock of each of the Subsidiaries that is a corporation have been duly authorized and validly issued, are fully paid and nonassessable, and, except for director's qualifying shares and as otherwise disclosed in the Prospectuses, are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance; and

               (ii) None of the Company or its Subsidiaries is (A) in violation of its certificate or articles of incorporation or bylaws, or other organizational documents or (B) to the best knowledge of such counsel after reasonable inquiry, in default in any material respect in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Prospectuses or where any such default or defaults in the aggregate would not have a Material Adverse Effect.

          In addition, the Company's Corporate Counsel shall state that although Counsel has not undertaken, except as otherwise indicated in its opinion, to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectuses, including general review and discussion of the contents thereof but has made no independent check or verification thereof (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), and no facts have come to the attention of such Counsel that would lead him to believe that the Registration Statement at the time the Registration Statement became effective, or the Prospectuses, as of their respective dates and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Prospectuses or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectuses, as of its respective date, and as of the Closing Date or the Option Closing Date, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact required to be stated in the Prospectuses or necessary in order to make the statements in the Prospectuses, in the light of the circumstances under which they were made, not misleading (it being understood that the Company's Corporate Counsel need express no statement with respect to the financial statements, schedules, pro forma financial statements and the notes thereto and other financial and statistical data included in or omitted from the Registration Statement or the Prospectuses).

          In rendering such opinion as aforesaid, the Company's Corporate Counsel may, as to factual matters, rely upon written certificates or statements of officers of the Company and the Subsidiaries and, as to matters of law, may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by him or the Company as to laws of any jurisdiction other than the United States or the State of Iowa provided that (1) each such local counsel is reasonably acceptable to the Lead Managers, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance reasonably satisfactory to them and their counsel, and (3) Charles Johanson shall state in his opinion that he believes that they and the Managers are justified in relying thereon.

          (h) You shall have received on the Closing Date an opinion of Chadbourne & Parke LLP, counsel for the U.S. Underwriters, dated the Closing Date, with respect to the matters referred to in clauses (c)(i), (c)(iv),
(c)(ix)(B), the paragraph immediately following clause (xvii) of the foregoing paragraph (c) and (d)(iv)(B) and such other related matters as you may request.

          (i) You shall have received letters addressed to you, as Lead Managers of the several Managers, and dated the date hereof and the Closing Date from KPMG Peat Marwick LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

          (j) (1) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (2) there shall not have been any material change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectuses (or any amendment or supplement thereto); (3) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectuses (or any amendment or Supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectuses (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; and (4) all the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 10(j) and in Section 10(k) hereof.

          (k) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

          (l) All the representations and warranties of the Selling Shareholders contained in this Agreement shall be true and correct, on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by or on behalf of the Selling Shareholders to the effect set forth in this Section 10(l) and in Section 10(m) hereof.

          (m) The Selling Shareholders shall not have failed at or prior to the Closing Date to have performed or complied with any of their agreements contained in this Agreement or the International Underwriting Agreement and required to be performed or complied with by them at or prior to the Closing Date.

          (n) The Sellers shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

          (o) The Common Stock shall have been listed or approved for listing subject to notice of issuance, on the Nasdaq National Market.

          (p) The closing under the U.S. Underwriting Agreement shall have occurred or shall be occurring concurrently with the closing hereunder on the Closing Date.

     All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

     Any certificate or document signed by any officer of the Company or any Attorney-in-Fact or any Selling Shareholder and delivered to you, as Lead Managers for the several Managers, or to counsel for the Managers, shall be deemed a representation and warranty by the Company, the Selling Shareholders or the particular Selling Shareholder, as the case may be, to each Manager as to the statements made therein.

     The several obligations of the Managers to purchase Additional Shares hereunder are subject to the satisfaction on and as of the Option Closing Date, if any, of the conditions set forth in this Section 10, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in this Section 10 shall be dated the Option Closing Date in question and the opinions or letters called for by paragraphs
(c), (d), (e), (f), (g), (h) and (i) shall be revised to reflect the sale of Additional Shares.

     11. EXPENSES. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Sellers of their obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each of the Prepricing Prospectuses, the Prospectuses, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight (or reproduction) charges and charges for counting and packaging) of such copies of the registration statement, each International Prepricing Prospectus, the International Prospectus and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the U.S. Underwriting Agreement, the Supplemental Agreement Among U.S. Underwriters, the Agreement Among Managers, the Agreement Between U.S. Underwriters and Managers, the International Selling Agreement, the Managers' Questionnaire, the Blue Sky Memorandum and all other agreements, memoranda, correspondence and other documents printed (or reproduced) and delivered in connection with the offering of the Underwritten Shares; (v) the registration of the Common Stock under the Exchange Act and the listing of the Shares on the Nasdaq National Market; (vi) the registration or qualification of the Shares for offer and sale under the securities laws of the several jurisdictions as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the U.S. Underwriters and Managers relating Underwriters relating to the preparation, printing or reproduction, and delivery of the Blue Sky Memorandum and such registration
and qualification, if any, up to   $      ); (vii) the filing fees and the
fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc. including the fees and expenses of any qualified independent underwriter; (viii) the transportation and other expenses incurred by or on behalf of representatives of the Company in connection with presentations to prospective purchasers of the Shares; and (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Selling Shareholders.

     12.  EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or by you, as Lead Managers for the several Managers, by notifying the Company and the Selling Shareholders.

     If any one or more of the Managers shall fail or refuse to purchase Shares which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate number of Shares which such defaulting Manager or Managers are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Shares which the Managers are obligated to purchase on the Closing Date, each non-defaulting Manager shall be obligated, severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Managers or in such other proportion as you may specify in accordance with Section 20 of the Master Agreement Among Underwriters of Smith Barney Inc., to purchase the Shares which such defaulting Manager or Managers are obligated, but fail or refuse, to purchase. If any one or more of the Managers shall fail or refuse to purchase Shares which it or they are obligated to purchase on the Closing Date and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Managers are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Company for the purchase of such Shares by one or more non-defaulting Managers or other party or parties approved by you and the Company are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Manager or the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Manager from liability in respect of any such default of any such Manager under this Agreement. The term "Manager" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Company, purchases Shares which a defaulting Manager is obligated, but fails or refuses, to purchase.

     Any notice under this Section 12 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

     13. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Manager to the Company or any Selling Shareholder, by notice to the Company, if prior to the Closing Date or the Option Closing Date, if any (if different from the Closing Date and then only as to the Additional Shares), as the case may be, (i) trading in securities generally on the New York Stock

Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the International Prospectus or to enforce contracts for the resale of the Shares by the Managers.

     Notice of such termination may be given by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

     14. INFORMATION FURNISHED BY THE MANAGERS. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside front cover page, and the statements in the first, second, fourth, seventh, eighth, ninth, tenth, eleventh (as it relates to the Managers), fourteenth and seventeenth paragraphs under the caption "Underwriting" in any International Prepricing Prospectus and in the International Prospectus, constitute the only information furnished by or on behalf of the Managers through you as such information is referred to in Sections 7(b) and 9 hereof.

     15. MISCELLANEOUS. Except as otherwise provided in Sections 5, 12 and 13 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, Fred Gratzon or Clifford Rees at the office of the Company, 2098 Nutmeg Avenue, Fairfield, Iowa 52556, Attention: Fred Gratzon, Chairman; (ii) if to the Greenwich Street Affiliates, to Stephen R. Hertz at Debevoise & Plimpton, 875 Third Avenue New York, New York 10022 or (iii) if to you, as Lead Managers for the several Managers, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

     This Agreement has been and is made solely for the benefit of the several Managers, the Company, its directors and officers, and the other controlling persons referred to in Section 9 hereof and the Selling Shareholders and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Manager of any of the Shares in his status as such purchaser.

     16. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

     This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

     Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Shareholders and the several Managers.


                                        Very truly yours,


                                        TELEGROUP, INC.


                                        By:
                                           ----------------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------


                                        FRED GRATZON


                                        By:
                                           ----------------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------


                                        SHELLEY L. LEVIN-GRATZON


                                        By:
                                           ----------------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                        CLIFFORD S. REES


                                        By:
                                           ----------------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                        STEVEN RUBIN


                                        By:
                                           ----------------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                        STEVEN FOSTER


                                        By:
                                           ----------------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------


                                        GREENWICH STREET CAPITAL
                                         PARTNERS, L.P.


                                        By:
                                           ----------------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------


                                        GREENWICH STREET CAPITAL
                                         OFFSHORE FUND, LTD.


                                        By:
                                           ----------------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------


                                        TRV EMPLOYEES FUND, L.P.



                                        By:
                                           ----------------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                        THE TRAVELERS INSURANCE COMPANY


                                        By:
                                           ----------------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                        THE TRAVELERS LIFE AND
                                         ANNUITY COMPANY


                                        By:
                                           ----------------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

Confirmed as of the date first
above mentioned on behalf of
themselves and the other several
Managers named in Schedule I
hereto.


SMITH BARNEY INC.
ALEX. BROWN & SONS INCORPORATED
COWEN & COMPANY


     As Lead Managers for the Several Managers


By SMITH BARNEY INC.


By ...................................
         Managing Director

                                  SCHEDULE I


                                Telegroup, Inc.



                         Number of                            Number of
Underwriter              Firm Shares         Underwriter      Firm Shares
-----------              ------------        -----------      -----------

Smith Barney Inc. ...
Alex. Brown & Sons
  Incorporated
Cowen & Company

                                                                -----------
                                                       Total
                                                                -----------

                                  SCHEDULE II


                                Telegroup, Inc.



                                                                Number of
Selling Shareholders                                        Additional Shares
---------------------                                       -----------------

Mr. Fred Gratzon and Shelley L. Levin-Gratzon,
  as joint tenants
Mr. Clifford S. Rees
Mr. Steven Rubin
Mr. Steven Foster
Greenwich Street Capital Partners, L.P.
Greenwich Street Capital Offshore Fund, Ltd.
TRV Employees Fund, L.P.
The Travelers Insurance Company
The Travelers Life and Annuity Company


                                                               --------------
                                                        Total
                                                               --------------